                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                 -------------


                                   FORM 8-K



                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) July 28, 2000
                                                 -------------


                        RIBOZYME PHARMACEUTICALS, INC.
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


         Colorado                   0-27914                   34-1697351
------------------------  --------------------------  --------------------------
     (State or other              (Commission               (IRS employer
     jurisdiction of              file number)            identification no.)
      incorporation
     or organization)


                   2950 Wilderness Place, Boulder, Colorado         80301
--------------------------------------------------------------------------------
                   (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code (303) 449-6500
                                                   --------------

                                      N/A
--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

     5.   Other Events

     On July 12, 2000, Ribozyme Pharmaceuticals, Inc. ("RPI"), announced results regarding opposition proceedings against one of its ribozyme patents in Europe (European Patent No. EP-B1 0291533). See Exhibit 99.1 attached hereto.

     On July 18, 2000, RPI announced two promotions in its Research and Development organization. See Exhibit 99.2 attached hereto.

     On July 20, 2000 RPI announced additional information regarding European Patent No. EP-B1 0291533. See Exhibit 99.3 attached hereto.

     On July 21, 2000, RPI announced the receipt of a $1 million milestone payment from partner Eli Lilly and Company. See Exhibit 99.4 attached hereto.



                                   EXHIBITS

     99.1   Press release dated July 12, 2000.
     99.2   Press release dated July 18, 2000.
     99.3   Press release dated July 20, 2000.
     99.4   Press release dated July 21, 2000.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              RIBOZYME PHARMACEUTICALS, INC.


DATE: July 28, 2000           By: /s/ Lawrence E. Bullock
                                 ----------------------------------------------
                                 Lawrence E. Bullock, Vice President of
                                 Administration and Finance, Chief Financial
                                 Officer and Secretary

                                      -2-